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                                                                    Exhibit 10.7

                                                                  EXECUTION COPY

                                  AMENDMENT TO
                          TECHNOLOGY LICENSE AGREEMENT
                                 BY AND BETWEEN
              BIOCHEM PHARMA INC. AND CLINICHEM DEVELOPMENT INC.,

     THIS AMENDMENT (the "Amendment"), made and entered into as of the 19th day of May, 1998 (the "Effective Date"), is by and between BIOCHEM PHARMA INC., a Canadian corporation ("BioChem") and CLINICHEM DEVELOPMENT INC., a Canadian corporation ("CliniChem").

     WHEREAS, BioChem and CliniChem are parties to that certain Technology License Agreement dated March 31, 1998 (the "Original Agreement");

     WHEREAS, BioChem and CliniChem desire to amend the Original Agreement as set forth herein; and

     WHEREAS, capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Original Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.   Article 3.2 of the Original Agreement shall be amended to read:

     TECHNOLOGY FEE. In partial consideration for the license granted by BioChem and the BioChem Affiliates to CliniChem hereunder, CliniChem shall pay in arrears three hundred fifty-two thousand dollars ($352,000) thirty (30) days after the Distribution Date and three hundred fifty-two thousand dollars ($352,000) on the same day of each of the next forty-seven months payable as follows: to BioChem, two hundred fifty-two thousand dollars ($252,000), to Tanaud Ireland Inc., thirty thousand dollars ($30,000) and to Tanaud International B.V., seventy thousand dollars ($70,000), provided, however, that CliniChem shall not be obligated to make such payments beginning with any month following the date on which the sum of the number of CliniChem Products under development by CliniChem pursuant to the Research and Development Agreement plus the number of CliniChem Products that have been acquired by BioChem or a BioChem Affiliate pursuant to BioChem's exercise of the Product Option is less than two
(2).

     All payments to be made by CliniChem to Tanaud International B.V. and Tanaud Ireland Inc. shall be made net of any Canadian withholding tax applicable to such payments.

2. As amended hereby, the Original Agreement shall remain in full force and effect.
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     IN WITNESS HEREOF, the parties have executed this Amendment as of the
Effective Date by their duly authorized representatives.

BIOCHEM PHARMA INC.                              CLINICHEM DEVELOPMENT INC.

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